STOCK PURCHASE AGREEMENT


           STOCK PURCHASE AGREEMENT (this "Agreement"), dated July 2, 1998, between Snap-On Incorporated, a Delaware corporation (the "Seller"), and The Northern Trust Company, not in its individual or corporate capacity, but solely in its capacity as trustee (the "Trustee") of the Trust (the "Trust", which is hereinafter sometimes referred to as the "Purchaser") under a trust agreement between the Seller and the Trustee dated July 2, 1998 (the "Trust Agreement").

           WHEREAS, as contemplated by the Trust Agreement, the Purchaser is to purchase from the Seller, and the Seller is to issue and sell to the Purchaser from Seller's treasury, an aggregate of 7,100,000 shares (the "Acquired Shares") of the common stock, par value $1.00 per share, of Seller ("Common Stock"), all as more specifically provided herein;

           NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:


                                 ARTICLE I

                        PURCHASE AND SALE OF SHARES

           SECTION 1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined below) the Seller will issue and sell to the Purchaser, and the Purchaser will purchase from the Seller, the Acquired Shares and, in consideration for the Acquired Shares, the Purchaser will deliver to the Seller a note substantially in the form of Appendix I to this Agreement in the principal amount of $260,037,500 (the "Note"). The Seller has determined such principal amount based on the closing price per share of Common Stock on the New York Stock Exchange on the business day immediately preceding the Closing (as hereinafter defined).

           SECTION 1.2 Closing. The closing of the sale and purchase of the Acquired Shares hereunder (the "Closing") will be held at the offices of the Seller on the date of execution and delivery of this Agreement by the Seller and the Purchaser, or at such other date and place as may be mutually agreed upon by the Seller and the Purchaser.

           SECTION 1.3 Delivery and Payment. At the Closing, the Seller will deliver to the Purchaser a certificate representing the Acquired Shares, which certificate shall be registered in the name of the Trustee, or the name of its nominee, against payment by the Purchaser to the Seller of the aggregate consideration set forth in Section 1.1 therefor. The Seller will pay all stamp and other transfer taxes, if any, that may be payable in respect of the sale and delivery of the Acquired Shares.


                                 ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE SELLER

           The Seller represents and warrants to the Purchaser, as of the date of this Agreement, as follows:

           SECTION 2.1 Corporate Existence and Authority. The Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power to execute, deliver and perform this Agreement and (c) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

           SECTION 2.2 No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or constitute a default under (a) the Seller's certificate of incorporation or bylaws, (b) any agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (c) any law, regulation, order, arbitration, award, judgment or decree applicable to the Seller.

           SECTION 2.3 Validity. This Agreement has been duly executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

           SECTION 2.4 The Acquired Shares. The Acquired Shares have been duly authorized and when sold as contemplated hereby will be validly issued, fully-paid and nonassessable shares of the Seller. No stockholder of the Seller has any preemptive or other subscription right to acquire any Acquired Shares. The Seller will convey to the Purchaser, on the date of Closing, good and valid title to the Common Shares, free and clear of any liens, claims, security interests and encumbrances, except for those liens, claims, security interests and encumbrances described in the Note and subject to Section 3.3 of the Trust Agreement (relating to the delivery of trust assets to general creditors of the Company).

           SECTION 2.5 Litigation. There are no actions, suits, proceedings, arbitrations or investigations pending, or to the Seller's knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of, this Agreement or the performance hereof by the Seller (including, without limitation, the delivery of the Acquired Shares).

           SECTION 2.6 Business and Financial Information. Seller has previously delivered to Purchaser copies of (a) the consolidated balance sheets of Seller and its subsidiaries, as of January 3, 1998 and December 28, 1996, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal years then ended, as reported in Seller's Annual Report on Form 10-K for the fiscal year ended January 3, 1998, filed with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (b) the unaudited consolidated balance sheet of Seller and its subsidiaries as of March 29, 1997, and March 28, 1998, and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the quarterly periods then ended as reported in Seller's Quarterly Report on Form 10-Q for the period ended March 28, 1998, filed with the SEC under the Exchange Act. The January 3, 1998 consolidated balance sheet of Seller (including the related notes, where applicable) fairly presents the consolidated financial position of Seller and its subsidiaries as of the date thereof, and the other financial statements referred to in this Section 2.6 (including the related notes, where applicable) fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount) the results of the consolidated operations and changes in stockholders' equity and consolidated financial position of Seller and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth. Since January 3, 1998, Seller has filed with the SEC all forms, reports and documents required pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the 1934 Act, to be filed by it (the "Disclosure Documents"). At the time filed, all of the Disclosure Documents complied as to form in all material respects with all applicable requirements of such Acts. None of the Disclosure Documents, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.


                                ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

           The Purchaser hereby represents and warrants to the Seller as follows:

           SECTION 3.1 Authority; Validity. The Purchaser has full power and authority under the Trust to execute and deliver this Agreement and the Note and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Trustee on behalf of the Trust and is a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity. The Note has been duly authorized by the Trustee on behalf of the Trust and, upon the execution and delivery by the Trustee on behalf of the Trust, the Note will be a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

           SECTION 3.2 No Conflict. To the best of the Purchaser's knowledge, none of the execution and delivery of this Agreement, the execution and delivery of the Note, and the consummation of the transactions contemplated hereby and thereby will violate, conflict with or constitute a default under (a) the terms of the Trust, (b) any agreement, indenture or other instrument to which the Trust is a party or by which the Trust or its assets may be bound or subject or (c) any law, regulation, order, arbitration award, judgment or decree applicable to the Trust.


                                 ARTICLE IV

              RESTRICTIONS ON DISPOSITION OF THE COMMON SHARES

           SECTION 4.1 Restricted Securities. The Purchaser acknowledges that the Purchaser is acquiring the Acquired Shares pursuant to a transaction exempt from registration under the 1933 Act. The Purchaser represents, warrants and agrees that all Acquired Shares acquired by the Purchaser pursuant to this Agreement are being acquired for investment without any intention of making a distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law, and that the Purchaser will not dispose of any of the Acquired Shares, except that the Trustee may, from time to time, convey a portion of the Acquired Shares pursuant to the terms of the Trust Agreement.

           SECTION 4.2 Legend. Until such time as the Acquired Shares are registered pursuant to the provisions of the 1933 Act, any certificate or certificates representing the Acquired Shares delivered pursuant to Section
 1.3 will bear a legend in substantially the following form:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of unless they have first been registered under such Act or unless an exemption from registration is available."

 The Seller may place stop transfer orders against the registration of transfer of any share evidenced by such a certificate or certificates until such time as the requirements of the foregoing are satisfied.


                                 ARTICLE V

                            COVENANTS OF SELLER

           The Seller agrees that:

           SECTION 5.1 Financial Statements, Reports and Documents. Subsequent to the Closing, and for as long as any of the Acquired Shares are held by the Trust (unless the Trustee shall otherwise consent in writing), the Seller shall deliver to the Trustee each of the following:

                (a) Annual Statements. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Seller, copies of the consolidated balance sheet of the Seller and its subsidiaries as of the close of such fiscal year and the consolidated statement of operations, consolidated statement of changes in stockholders' equity and consolidated statement of cash flow of the Seller and its subsidiaries for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon of Arthur Anderson LLP, or of other independent public accountants of recognized national standing, to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, include such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                (b) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Seller to stockholders generally and of each regular or periodic report, registration statement or prospectus (other than any registration statement on Form S-8 and its related prospectus) filed by the Seller with the Securities and Exchange Commission or any successor agency; and

           SECTION 5.2 Registration. The Seller shall take all actions necessary or appropriate, at its own expense, to ensure that prior to any disposition of Acquired Shares by the Trustee in accordance with the Trust Agreement, a registration statement has been filed with the Securities and Exchange Commission (and remains effective) with respect to the Acquired Shares being so disposed. The Seller shall also use its commercially reasonable efforts to register or qualify such Acquired Shares under the securities blue sky laws of such jurisdictions within the United States as the Trustee may reasonably request, within seventy-five (75) days of such request; provided, however, that the Seller shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified.


                                 ARTICLE VI

                               MISCELLANEOUS

           SECTION 6.1 Expenses. The Seller shall pay all of its expenses, and it shall pay the Purchaser's expenses, in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation the reasonable fees and expenses of the Trustee, its agents, representatives, counsel, financial advisors and consultants.

           SECTION 6.2 Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, as follows:

             (a) To the Seller:

                  Snap-On Incorporated
                  P.O. Box 1410
                  Kenosha, Wisconsin  53141-1410
                  Attention:  General Counsel

             (b) To the Purchaser:

                  The Northern Trust Company
                  50 S. LaSalle Street
                  Chicago, Illinois  60675
                  Attention:  Mr. John Malusa

 Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

           SECTION 6.3 Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights of specific performance.

           SECTION 6.4 Successors and Assigns; Integration; Assignment. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, together with the Note, the Trust Agreement and any other written agreements between the Purchaser and the Seller executed and delivered on the date hereof, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof, (b) shall not confer upon any person other than the parties hereto any rights or remedies hereunder and (c) shall not be assignable by operation of law or otherwise, except that the Trustee may assign all its rights hereunder to any corporation or other institution exercising trust powers in connection with any such institution assuming the duties of a trustee under the Trust.

           SECTION 6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

           SECTION 6.6 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           SECTION 6.7 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Purchaser and the Seller.

           SECTION 6.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

           SECTION 6.9 Certain Limitations. The execution, delivery and performance by the Trustee of this Agreement have been, and will be, effected by the Trustee, solely in its capacity as Trustee under the terms of the Trust and not in its individual or corporate capacity. Nothing in this Agreement shall be interpreted to increase, decrease or modify in any manner any liability of the Trustee to the Seller or to any trustee, representative or other claimant by right of the Seller resulting from the Trustee's performance of its duties under the constituent instruments of the Trust.

           SECTION 6.10 Incorporation. The terms and conditions of the Trust Agreement relating to the nature of the responsibilities of the Trustee and the indemnification of the Trustee by the Seller are incorporated herein by reference and made applicable to this Agreement.

           IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date and year first above written.

                                   SNAP-ON INCORPORATED


                                   By: /s/ Susan F. Marrinan
                                      ------------------------------
                                   Name:   Susan F. Marrinan
                                   Title:  Vice President, Secretary
                                           and General Counsel


                                   THE NORTHERN TRUST COMPANY,
                                     solely in its capacity as
                                     trustee under the Trust
                                     Agreement


                                   By: /s/ John J. Malusa
                                      -----------------------------
                                   Name:   John J. Malusa
                                   Title:  Vice President